Exhibit 23.1

KPMG

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors
China Yuchai International Limited:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG
KPMG
Hong Kong
March 12, 2004